                AmeriCredit Automobile Receivables Trust 1996-D
              Class A-1 5.42500% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.1% Asset Backed Notes
                        6.3% Asset Backed Certificates
                            Servicer's Certificate


    This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

    The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

    Monthly Period Beginning:                      11/01/96
    Monthly Period Ending:                         11/30/96


    I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

          A. Beginning of period Aggregate Principal Balance                    $149,607,120
                                                                                ------------

          B. Purchase of Subsequent Receivables                                            0
                                                                                ------------

          C. Monthly Principal Amounts

             (1) Collections on Receivables outstanding
                  at end of period                                   3,418,757
                                                                 -------------
             (2) Collections on Receivables paid off
                  during period                                        629,750
                                                                 -------------
             (3) Receivables becoming Liquidated Receivables
                  during period                                         44,847
                                                                 -------------
             (4) Receivables becoming Purchased Receivables
                  during period                                  -------------
             (5) Cram Down Losses occurring during period        -------------
             (6) Other Receivables adjustments                           1,450
                                                                 -------------
             (7) Less amounts allocable to Interest                (2,402,686)
                                                                 -------------

             Total Monthly Principal Amounts                                       1,692,118
                                                                                ------------

          D. End of period Aggregate Principal Balance                          $147,915,002
                                                                                ------------
                                                                                ------------

          E. Pool Factor                                                          98.868959%
                                                                                ------------
                                                                                ------------


    II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1        Class A-2        Class A-3          TOTAL
                                                             ---------        ---------        ---------          -----

          A. Beginning of period Note Balance              $57,500,000      $77,000,000      $58,500,000      $193,000,000
                                                           ---------------------------------------------------------------

          B. Noteholders' Principal Distributable Amount     1,692,118                0                0         1,692,118

          C. Noteholders' Accelerated Principal Amount       1,534,424                0                0         1,534,424

          D. Accelerated Payment Amount Shortfall               17,184                0                0            17,184

          E. Note Prepayment Amount                                  0                0                0                 0
                                                           ---------------------------------------------------------------
          F. End of period Note Balance                    $54,256,274      $77,000,000      $58,500,000      $189,756,274
                                                           ---------------------------------------------------------------
                                                           ---------------------------------------------------------------

          G. Note Pool Factors                              94.358737%      100.000000%      100.000000%        98.319313%
                                                           ---------------------------------------------------------------
                                                           ---------------------------------------------------------------


III.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
      A. Beginning of period Certificate Balance                                                                   $7,000,000
                                                                                                                 ------------

      B. Certificateholders' Principal Distributable Amount                                                                 0
      C. Certificateholders' Accelerated Principal Amount                                                                   0
      D. Certificate Prepayment Amount                                                                                      0
                                                                                                                 ------------

      E. End of period Certificate Balance                                                                         $7,000,000
                                                                                                                 ------------
                                                                                                                 ------------

      F. Certificate Pool Factor                                                                                  100.000000%
                                                                                                                 ------------
                                                                                                                 ------------

IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A. Beginning of period Pre-Funding Account balance                                                          $50,392,880
                                                                                                                 ------------
      B. Purchase of Subsequent Receivables                                                                   0
                                                                                                   ------------
      C. Investment Earnings                                                                             64,820
                                                                                                   ------------
      D. Investment Earnings Transfer to Collections Account                                           (64,820)
                                                                                                   ------------
      E. Payment of Mandatory Prepayment Amount                                                               0
                                                                                                   ------------
                                                                                                                            0
                                                                                                                 ------------
      F. End of period Pre-Funding Account balance                                                                $50,392,880
                                                                                                                 ------------
                                                                                                                 ------------

V.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A. Total Monthly Principal Amounts                                                                           $1,692,118
                                                                                                                 ------------
      B. Required Pro-forma Security Balance                                                        188,392,488
                                                                                                   ------------
      C. Pro-forma Security Balance (Assuming 100% Paydown of Total
         Monthly Principal Amounts)                                                                 198,307,882
                                                                                                   ------------
      D. Step-down Amount  (B. - C.)                                                                                        0
                                                                                                                 ------------
      E. Principal Distributable Amount  (A.- D.)                                                                  $1,692,118
                                                                                                                 ------------
                                                                                                                 ------------


VI.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A. Beginning of period Capitalized Interest  Account balance                                                   $227,021
                                                                                                                 ------------
      B. Monthly Capitalized Interest Amount                                                           (102,149)
                                                                                                   ------------
      C. Investment Earnings                                                                                290
                                                                                                   ------------
      D. Investment Earnings Transfer to Collections Account                                               (290)
                                                                                                   ------------
      E. Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                   ------------
      F. Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                   ------------
                                                                                                                     (102,149)
                                                                                                                 ------------
      G. End of period Capitalized Interest Account balance                                                          $124,872
                                                                                                                 ------------
                                                                                                                 ------------

VlI.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                                               $4,048,507
                                                                                                   ------------
           (2)      Liquidation Proceeds collected
                         during period                                                                    8,253
                                                                                                   ------------
           (3)      Purchase Amounts deposited in Collection
                          Account
                                                                                                   ------------
           (4) (a)       Investment Earnings - Collection Account                                         3,542
                                                                                                   ------------
               (b)       Investment Earnings - Transfer From Prefunding Account                          64,820
                                                                                                   ------------
               (c)       Investment Earnings - Transfer From Capitalized
                           Interest Account                                                                 290
                                                                                                   ------------
           (5)       Collection of Supplemental Servicing Fees                                            6,714
                                                                                                   ------------
           (6)       Monthly Capitalized Interest Amount                                                102,149
                                                                                                   ------------
           (7)       Mandatory Prepayment Amount
                                                                                                   ------------
           Total Available Funds                                                                                    4,234,275
                                                                                                                 ------------

      B.   Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees                                  285,918
                                                                                                   ------------
           (2)      Agent fees                                                                            1,759
                                                                                                   ------------
           (3)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                                      181,964
                                                                                                   ------------
                            (b)        Class A - 2                                                      246,817
                                                                                                   ------------
                            (c)        Class A - 3                                                      208,163
                                                                                                   ------------

           (4)      Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                                                    1,692,118
                                                                                                   ------------
                            (b)        Class A - 2                                                            0
                                                                                                   ------------
                            (c)        Class A - 3                                                            0
                                                                                                   ------------

           (5)      Certificateholders' Interest Distributable Amount                                    25,725
                                                                                                   ------------
           (6)      Certificateholders' Principal Distributable Amount                                        0
                                                                                                   ------------
           (7)      Security Insurer Premiums                                                            57,387
                                                                                                   ------------

           Total distributions                                                                                      2,699,851
                                                                                                                 ------------

                                       2


      C.   Excess Available Funds  (or Deficiency Claim Amount )                                                    1,534,424
                                                                                                                 ------------

      D.   Noteholders' Accelerated Principal Amount                                                               (1,534,424)
                                                                                                                 ------------

      E.   Certificateholders' Accelerated Principal Amount
                                                                                                                 ------------

      F.   Deposit to Spread Account                                                                                       $0
                                                                                                                 ------------
                                                                                                                 ------------

VllI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds  (VI.C.)                                                           $1,534,424
                                                                                                   ------------
      B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                       198,307,882
                                                                                                   ------------
      C.   Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                                188,392,488
                                                                                                   ------------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                              9,915,394
                                                                                                   ------------
      E.   End of Period  Class A-1 Note Balance                                                     55,807,882
                                                                                                   ------------
      F.   Greater of D. or E.                                                                       55,807,882
                                                                                                   ------------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                     $1,534,424
                                                                                                                 ------------
                                                                                                                 ------------

IX.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Security Balance                                                              $198,307,882
                                                                                                   ------------
      B.   Required Pro Forma Security Balance                                                      188,392,488
                                                                                                   ------------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                              9,915,394
                                                                                                   ------------
      D.   End of Period  Class A-1 Note Balance                                                     55,807,882
                                                                                                   ------------
      E.   Greater of C. or D.                                                                       55,807,882
                                                                                                   ------------
      F.   Excess Available Funds  (VI.C.)                                                            1,534,424
                                                                                                   ------------
      G.   Investment Earnings on Collection Account                                                      3,542
                                                                                                   ------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                       $54,277,000
                                                                                                                 ------------
                                                                                                                 ------------

X.    RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                                             $13,464,641
                                                                                                                 ------------

      B.   Additions to Spread Account
           (1)      Deposits from Collections Account    (VI. F.)                                             0
                                                                                                   ------------
           (2)      Investment Earnings                                                                  17,184
                                                                                                   ------------
           (3)      Deposits Related to Subsequent Receivables Purchases                                      0
                                                                                                   ------------

           Total Additions                                                                                             17,184
                                                                                                                 ------------

      C.   Spread Account balance prior to withdrawals                                                             13,481,825
                                                                                                                 ------------

      D.   Requisite Amount of Spread Account
           (1)      Initial Spread Account Deposit                                                  $13,464,641
                                                                                                   ------------
           (2)      Subsequent Spread Account Deposits                                                        0
                                                                                                   ------------
           (3)      Total Initial & Subsequent Spread Account Deposits (1)+(2)                       13,464,641
                                                                                                   ------------
           (4)      9% of end of period Aggregate Principal Balance                                  13,312,350
                                                                                                   ------------
           (5)      $100,000                                                                            100,000
                                                                                                   ------------
           (6)      2% of Original Pool Balance                                                       2,992,142
                                                                                                   ------------
           (7)      End of period Note and Certificate Balance                                      196,756,274
                                                                                                   ------------
           (8)      Lesser of (3) or (4)                                                              2,992,142
                                                                                                   ------------
           (9)      Greater of (2) or (5)                                                             2,992,142
                                                                                                   ------------
          (10)      Aggregate Principal Balance                                                     147,915,002
                                                                                                   ------------
          (11)      End of period Note and Certificate Balance                                      196,756,274
                                                                                                   ------------
          (12)      Line (8) less line (9)                                                              n/a
                                                                                                   ------------
          (13)      OC level     (10) / (8),   Maximum 11%                                              n/a
                                                                                                   ------------
          (14)      14% less OC level, if OC level is greater than 5%                                   n/a
                                                                                                   ------------
          (15)      Percent in (12)  x  End of period Aggregate Principal Balance                       n/a
                                                                                                   ------------
          (16)      15% of end of period Aggregate Principal Balance if Trigger
                      Date                                                                              n/a
                                                                                                   ------------

          Requisite Amount of Spread Account (either (3),(4), (9), (15), or
            (16) as applicable)                                                                                    13,464,641
                                                                                                                 ------------


      E.   Withdrawals from Spread Account
           (1)      Priority First - Deficiency Claim Amount
                                                                                                   ------------
           (2)      Priority Second through Third
                                                                                                   ------------
           (3)      Priority Fourth - Accelerated Payment Amount Shortfall            54,277,000
                                                                                    ------------
                      Accelerated Payment Amount Shortfall in Excess of
                        Requisite Amount                                                                 17,184
                                                                                                   ------------
           (4)       Priority Fifth through Sixth
                                                                                                   ------------
           (5)       Priority Seventh - to Servicer                                                           0
                                                                                                   ------------

           Total withdrawals                                                                                           17,184
                                                                                                                 ------------


      F.   End of period Spread Account balance                                                                   $13,464,641
                                                                                                                 ------------
                                                                                                                 ------------

                                       3

XI.   PERFORMANCE TESTS:

      A.       Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                          delinquent more than 30 days
                          at end of period                                                           $5,275,987
                                                                                                   ------------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 30
                         days at end of period
                                                                                                   ------------
           (3)      Beginning of period Principal Balance                                           149,607,120
                                                                                                   ------------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                            3.53%
                                                                                                                 ------------
           (5)      Previous Monthly Period Delinquency Ratio                                                           0.00%
                                                                                                                 ------------
           (6)      Second previous Monthly Period Delinquency Ratio                                                    0.00%
                                                                                                                 ------------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                      divided by 3                                                                                      1.18%
                                                                                                                 ------------
           (8)      Compliance (Delinquency Test Failure is a
                      Delinquency Ratio equal to or greater than 14%)                                                yes
                                                                                                                 ------------

      B.   Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                            $151,112
                                                                                                   ------------
           (2)      Cumulative Defaulted Receivables Including
                      Defaulted Receivables in Current Period                                           151,112
                                                                                                   ------------
           (3)      Original Pool Balance                                                           149,607,120
                                                                                                   ------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                          0.10%
                                                                                                                 ------------
           (5)      Compliance (Default Test Failure is a Cumulative
                      Default Rate equal to or greater than 5.26%.)                                                  yes
                                                                                                                 ------------


      C.   Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables during period                           $44,847
                                                                                                   ------------
           (2)      Purchased Receivables with Scheduled
                      Payment delinquent more than 30 days at end of period
                                                                                                   ------------
           (3)      Cram Down Losses occurring during period
                                                                                                   ------------
           (4)      Liquidation Proceeds collected during period                                         (8,253)
                                                                                                   ------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                             36,594
                                                                                                   ------------
           (6)      Net Losses since Initial Cut-off Date                                                36,594
                                                                                                   ------------
           (7)      50% of Receivables with Scheduled Payment delinquent
                         more than 90 days at end of period                                              20,843
                                                                                                   ------------
           (8)      Original Aggregate Principal Balance plus Pre-Funded Amount
                      as of the Closing Date                                                        149,607,120
                                                                                                   ------------
           (9)      Cumulative Net Loss Rate (6)+(7)
                      divided by (8)                                                                                    0.04%
                                                                                                                 ------------
          (10)     Compliance (Net Loss Test Failure is a
                      Net Loss Rate equal to or greater than 3.01%.)                                                 yes
                                                                                                                 ------------


XII.  DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                                     #        424    $5,047,961
                                                                                                   --------------------------
           (2)      61-90 days                                                                               16       186,340
                                                                                                   --------------------------
           (3)      over 90 days                                                                              3        41,686
                                                                                                   --------------------------

           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                                             443    $5,275,987
                                                                                                   --------------------------

                                       4

XIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                                   13,108
                                                                                                                 ------------

      B.   Number of Subsequent Receivables Purchased                                                                       0
                                                                                                                 ------------

      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                                                     29
                                                                                                                 ------------

      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                 ------------

      E.   Number of Receivables paid off during period                                                                    32
                                                                                                                 ------------

      F.   End of period number of Receivables                                                                         13,047
                                                                                                                 ------------
                                                                                                                 ------------


XIV.  STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                                                     20.06%
                                                                                                                 ------------

      B.   Weighted Average Remaining Term of the Receivables                                                           50.93
                                                                                                                 ------------

      C.   Average Receivable Balance                                                                                 $11,337
                                                                                                                 ------------


AmeriCredit Financial Services, Inc.


By:        /s/ Preston Miller
           ---------------------------------
Name:      Preston Miller
           --------------
Title:     Senior Vice-President &
           ----------------------------
           Controller
           ---------------------------------
Date:      December 4, 1996
           ----------------

                                       5